UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Investors Real Estate Trust

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on September 18, 2012

INVESTORS REAL ESTATE TRUST	Meeting Information Meeting Type: Annual Meeting For holders as of: July 20, 2012 Date: September 18, 2012 Time: 7:00 p.m., CDT Location: Grand International 1505 North Broadway Minot, ND 58703

INVESTORS REAL ESTATE TRUST 1400 31st Ave SW, Suite 60 PO Box 1988 MINOT, ND 58702-1988

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M15728-P83300

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report                                     2. Notice & Proxy Statement

How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:                                   www.proxyvote.com
2) BY TELEPHONE:                                   1-800-579-1639
3) BY E-MAIL*:                          sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 04, 2012 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Trustees recommends that you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐
1. ELECTION OF TRUSTEES NOMINEES:

01) — Timothy P. Mihalick	02) — Jeffrey L. Miller	03) — John T. Reed		04) — W. David Scott	05) — Stephen L. Stenehjem
06) — John D. Stewart	07) — Thomas A. Wentz, Jr.	08) — Jeffrey K. Woodbury		09) — Linda Hall Keller

The Board of Trustees recommends you vote FOR proposals 2 and 3.

2.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

3.	RATIFICATION OF SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2013.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.